EXHIBIT 32(a)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Provident Community Bancshares, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Dwight V. Neese, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Dwight V. Neese
Dwight V. Neese
President and Chief Executive Officer

Date:   November 14, 2013